SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                  April 8, 2004
                                  -------------
                                 Date of Report
                        (Date of earliest event reported)




                            MEMBERWORKS INCORPORATED
                            ------------------------
             (Exact name of registrant as specified in its charter)





           DELAWARE                    0-21527              06-1276882
    ------------------------  ------------------------  -------------------
    (State of Incorporation)  (Commission File Number)   (I.R.S. Employer
                                                        Identification No.)




                               680 Washington Blvd
                           Stamford, Connecticut 06901
                           ---------------------------
                    (Address of principal executive offices,
                               including zip code)



                                 (203) 324-7635
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)

                            MEMBERWORKS INCORPORATED


Item 5. Other Events.

On April 8, 2004, MemberWorks Incorporated issued a press release announcing the pricing of its offering of $150.0 million in aggregate principal amount of 9.25% senior notes due 2014 sold at 98.418%. A copy of the press release is attached as exhibit 99.1 to this form 8-K.

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.

Exhibits
(c) 99.1  Press release dated April 8, 2004

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           MEMBERWORKS INCORPORATED
                                           (Registrant)


Date:  April 8, 2004                       By:   /s/ Gary A. Johnson
                                                 -------------------------------
                                                 Gary A. Johnson, President and
                                                 Chief Executive Officer